The Prudential Investment Portfolios, Inc.

Dryden Total Return Bond Fund, Inc.

Dryden Short-Term Bond Fund, Inc.

Dryden National Municipals Fund, Inc.

Dryden Municipal Bond Fund

Dryden High Yield Fund, Inc.

Dryden Government Income Fund, Inc.

Dryden California Municipal Fund

Target Asset Allocation Funds

Supplement Dated January 27, 2009

Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers securities indexes have been rebranded as Barclays Capital indexes. Within each prospectus identified in the table below, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. As of the date hereof, there have been no changes to the composition of the indexes as a result of the rebranding.

Fund	Prospectus Date
The Prudential Investment Portfolios Inc. JennisonDryden Asset Allocation Funds	December 1, 2008
The Prudential Investment Portfolios, Inc. Dryden Active Allocation Fund	December 1, 2008
Dryden Total Return Bond Fund, Inc.	December 30, 2008
Dryden Short-Term Bond Fund, Inc. Dryden Short-Term Corporate Bond Fund	March 3, 2008
Dryden National Municipals Fund, Inc.	November 3, 2008
Dryden Municipal Bond Fund Insured Series High Income Series	June 30, 2008
Dryden High Yield Fund, Inc.	November 3, 2008
Dryden Government Income Fund, Inc.	April 30, 2008
Dryden California Municipal Fund California Income Series	October 31, 2008
Target Asset Allocation Funds Target Conservative Allocation Fund Target Moderate Allocation Fund	October 1, 2008

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